EXHIBIT 99.2
Crescent Real Estate Equities
Company
First Quarter 2007
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	13
Sector Contribution and Assets by Segment	14
Acquisitions, Dispositions, Development and Other Strategic Transactions	15
Consolidated Debt Schedule	16
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	17
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	18
Investment in Unconsolidated Companies	19

Portfolio Data
Office:
Total Office Portfolio — Composition	22
Total Office Portfolio — Property Table	23
Total Office Portfolio — Leasing Statistics	26
Total Office Portfolio — Same Store Analysis	27
Total Office Portfolio — Capital Expenditures	28
Total Office Portfolio — Top 25 Office Customers	29
Total Office Portfolio — Customer Industry Diversification	30
Total Office Portfolio — Lease Expirations	31

Resort Residential Development:
Resort Residential Development Statistics	39
Resort Residential Development Property Table	40
Resort Residential Development Net Equity Book Value by Project	41

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	43

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	45

Mezzanine Investments:
Mezzanine Investments	47

Contact Information
Equity Research Coverage/IR Contacts	49

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

COMPANY BACKGROUND
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. On March 1st 2007 Crescent announced a strategic plan to simplify its business model and focus on its successful office platform as an owner, manager, and developer of class A properties. Key elements of the plan include the sale of resort and hotel assets, resort residential developments, and the sale of non-core office properties. Upon completion of these strategic initiatives, Crescent will own and/or manage approximately 22 million square feet of premier office buildings in key markets including Dallas, Houston, Denver, Miami, and Las Vegas. For more information, visit Crescent’s website at www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of March 31, 2007

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	71
Total Office Square Feet Owned and Managed	27.6 million
Geographic Diversity	8 states and 26 sub-markets
Number of Employees	694
Common Shares and Units Outstanding (share equivalent)	125.2 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($20.06 share price at 03/31/07)	7.5%
Total Market Capitalization Including Debt	$5.2 billion
Insider Ownership	18.1%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on May 8, 2007, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	Chairman and Chief Executive Officer,
American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jane E. Mody, Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Investments
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Managing Director, Investments
Suzanne K. Stevens, Senior Vice President and Chief Accounting Officer
Robert H. Boykin, Senior Vice President, Leasing
Joseph D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
James H.Wilson, Senior Vice President, Property Management
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

FINANCIAL HIGHLIGHTS
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Shares and Units
Common Shares Outstanding	102,812,311	102,754,654	102,737,104	101,734,083	101,724,583
Units Outstanding (a)	22,302,846	22,641,596	22,858,346	22,857,346	22,857,346

Combined Shares and Units	125,115,157	125,396,250	125,595,450	124,591,429	124,581,929

Weighted Average for Quarter — Basic (EPS) (b)	102,738,586	102,644,573	102,448,611	101,632,363	101,475,910
Weighted Average for Quarter — Diluted (EPS) (b)	102,738,586	104,305,242	104,063,424	101,632,363	101,475,910
Weighted Average for Quarter — Diluted (FFO)	123,328,194	123,945,710	123,750,661	122,186,713	122,007,365

Share Price & Dividends
At the End of the Period	$20.06	$19.75	$21.81	$18.56	$21.07
High during Quarter	$21.20	$22.42	$22.80	$20.64	$21.60
Low during Quarter	$18.80	$19.28	$18.72	$17.61	$20.14
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,405,087	$2,367,176	$2,613,698	$2,205,586	$2,503,662
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,400,250	2,296,358	2,516,893	2,394,856	2,200,105

Total Capitalization	$5,215,737	$5,073,934	$5,540,991	$5,010,842	$5,114,167

Total Consolidated Debt/Total Capitalization (e)	46%	45%	45%	48%	43%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$3,228,820	$3,161,774	$3,276,026	$3,128,203	$3,001,410
Investments in Unconsolidated Companies	$257,500	$260,599	$371,429	$382,282	$389,270
Total Assets (e)	$4,068,261	$4,046,971	$4,336,269	$4,193,143	$4,018,904
Total Liabilities	$2,885,889	$2,798,982	$3,054,271	$2,887,001	$2,667,308
Total Unconsolidated Debt	$710,581	$705,598	$693,679	$645,679	$647,337
Total Minority Interest	$112,791	$125,703	$136,731	$141,755	$145,547
Total Shareholders’ Equity	$1,069,581	$1,122,286	$1,145,267	$1,164,387	$1,206,049

Selected Operating Data
Total Office Portfolio (f) (g)
Revenues	$149,011	$143,431	$150,021	$157,149	$145,268
Net Straight-Line revenue / (expense) adjustment (h)	$82	$2,113	$1,542	$1,336	$1,729
Rental income from FAS 141 Fair Market Value Adjustments	$(734)	$(704)	$(758)	$(906)	$(926)
Operating Margin (i)	49%	47%	52%	53%	51%
Bad Debt as Percentage of Office Property Revenue	0.05%	0.68%	0.21%	0.32%	0.61%
Lease Termination Fees	$2,548	$5,394	$9,052	$16,445	$7,971
Fee Revenue Generated from Office Management Business (j)	$3,975	$4,548	$4,710	$4,437	$3,619

Office — Crescent’s Share (f) (k)
Revenues	$96,765	$94,398	$98,800	$106,143	$95,379
Net Straight-Line revenue / (expense) adjustment (h)	$729	$595	$971	$904	$1,090
Rental income from FAS 141 Fair Market Value Adjustments	$(513)	$(462)	$(468)	$(573)	$(565)
Operating Margin (i)	51%	48%	53%	56%	52%
Bad Debt as Percentage of Office Property Revenue	0.03%	0.74%	0.15%	0.16%	0.90%
Lease Termination Fees	$4,016	$5,347	$8,642	$16,351	$7,764

Other
Total Property Revenues (f)	$79,117	$78,460	$81,625	$89,395	$78,744
Crescent’s Share of Unconsolidated Revenues (l)	$100,856	$104,768	$100,509	$100,360	$103,181
General & Administrative Expense	$10,322	$7,343	$10,937	$11,812	$14,826
Interest Coverage Ratio (m)	1.56	1.61	1.95	1.93	1.95
Scheduled Principal Payments:
Consolidated Debt (n)	$2,891	$3,117	$3,000	$2,970	$3,610
Unconsolidated Debt	$2,398	$1,583	$1,976	$2,209	$2,441
Consolidated Capitalized Interest:
Office	$1,252	$1,668	$1,476	$1,357	$911
Resort Residential Development (o)	$2,490	$8,975	$7,069	$5,075	$3,950
Resort/Hotel	$1,050	$1,187	$986	$599	$423

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic	$(14,983)	$14,045	$2,605	$(3,418)	$(11,838)
Basic — Per Share	$(0.15)	$0.14	$0.03	$(0.03)	$(0.12)
Diluted — Per Share	$(0.15)	$0.14	$0.03	$(0.03)	$(0.12)

Funds from Operations Available to Common Shareholders — Diluted, as Adjusted (“FFO”)(p)
FFO	$14,899	$48,013	$34,145	$31,395	$24,817
FFO per Weighted Average Share	$0.12	$0.39	$0.28	$0.26	$0.20
FFO Payout Ratio (q)	310.4%	96.8%	135.9%	145.9%	184.4%
FFO by Segment:
Office Properties	$53,613	$71,440	$72,024	$65,801	$54,695
Resort Residential Development Properties	$7,496	$12,703	$1,494	$3,273	$1,034
Resort/Hotel Properties	$10,788	$9,271	$8,465	$7,784	$10,630
Temperature-Controlled Logistics Properties	$1,851	$(5,310)	$2,381	$1,990	$3,188
NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common shares.

(d)	Represents liquidation value of $25 per share; net of issuance costs and discounts, preferred equity is $401,089.

(e)	Includes $106,687 of defeased debt related to the LaSalle Note I and Nomura Funding VI Note. The Company’s assets include $109,244 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 45% as of March 31, 2007.

(f)	Prior quarter financial data has been restated to exclude properties held for sale except for the Lease Termination Fees line item.

(g)	Total Office Portfolio selected operating data is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(h)	Net straight-line revenue adjustment excludes the El Paso lease termination. If included, the net straight-line revenue adjustment would be as follows: Q1 2007 — $2,853, Q4 2006 — ($3,899), Q3 2006 — $4,588, Q2 2006 — ($2,414), Q1 2006 — $6,023.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(k)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(l)	Crescent’s share of unconsolidated revenues includes Office, Resort Residential Development Properties (excluding held for sale properties), Temperature-Controlled Logistics and Canyon Ranch.

(m)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

• Loss / (Gain) on joint ventures of properties, net

• Gain on Property Sales, net

• Income (Loss) from discontinued operations, net of minority interests

• Impairments/Extinguishment of Debt

• Interest expense

• Amortization of deferred financing costs

• Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments.

Trailing four quarters’ interest expense includes $8,713 related to the defeasance of the LaSalle Note I and Nomura Funding VI Note. Trailing four quarters’ interest income includes $252 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I and Nomura Funding VI Note. Excluding these two items, the interest coverage ratio for the trailing four quarters as of March 31, 2007 would have been 1.64.

(n)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payments for the three months ended March 31, 2007, were $2,353.

(o)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(p)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 13. FFO should not be considered an alternative to net income.

(q)	Calculated as dividends declared during quarter divided by FFO per weighted average share.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Key Portfolio Statistics

	As Of or For The Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Office Properties
Office Portfolio — Continuing Operations
Number of Properties	51	51	51	51	51
Square Footage	22,365,875	22,365,875	22,365,875	22,365,377	22,365,377
Economic Office Occupancy at End of Quarter (a)	90.6%	90.5%	91.5%	89.9%	90.2%
Leased Office Occupancy at End of Quarter (a)	93.4%	93.7%	93.6%	93.0%	92.9%
Same-Store Net Operating Income (“NOI”) % Change (a)	4.4%	1.9%	(2.3)%	(0.9)%	(3.3)%
Same-Store Average Occupancy (a)	91.4%	91.8%	90.7%	90.2%	90.3%

Wholly-Owned Office Properties
Number of Properties	35	35	35	35	35
Square Footage	10,936,706	10,936,706	10,936,706	10,936,208	10,936,208
Economic Office Occupancy at End of Quarter (a)	90.5%	90.5%	91.2%	89.7%	90.0%
Leased Office Occupancy at End of Quarter (a)	92.5%	92.8%	93.2%	92.7%	92.5%

Joint-Venture Office Properties
Number of Properties	16	16	16	16	16
Square Footage	11,429,169	11,429,169	11,429,169	11,429,169	11,429,169
Economic Office Occupancy at End of Quarter (a)	90.6%	90.5%	91.8%	90.1%	90.4%
Leased Office Occupancy at End of Quarter (a)	94.2%	94.6%	94.1%	93.3%	93.3%

Office Portfolio — Discontinued Operations (b)
Number of Properties	20	20	23	23	24
Square Footage	5,262,786	5,262,786	7,440,865	7,769,602	8,159,105
Economic Office Occupancy at End of Quarter	85.9%	86.5%	84.4%	83.6%	82.8%
Leased Office Occupancy at End of Quarter	86.5%	87.6%	86.2%	85.8%	84.4%

Resort Residential Development Properties (b)
Total Number of Active and Planned Resort Residential Development Projects	32	30	28	26	26

Desert Mountain
Resort Residential Lot Sales	—	2	—	2	1
Average Price Per Lot (in thousands)	$—	$1,689	$—	$2,117	$1,574
Resort Residential Unit Sales	2	9	1	1	1
Average Price Per Unit (in thousands)	$1,600	$1,455	$1,537	$1,397	$1,786

Crescent Resort Development
Resort Residential Lot Sales	32	51	91	41	29
Average Price per Lot (in thousands)	$245	$189	$57	$160	$175
Resort Residential Unit Sales	16	42	23	10	34
Average Price per Unit (in thousands)	$3,027	$2,344	$1,632	$1,780	$1,901

Resort/Hotel Properties (b)
Total Luxury Resorts and Spas, and Upscale Business Class Hotels (c)
Number of Properties	6	5	5	5	6
Number of Resort/Hotel Rooms	1,854	1,664	1,664	1,664	1,939
Same-Store NOI % Change	(2.9)%	17.3%	12.2%	16.2%	26.9%
Same-Store Weighted Average Occupancy	71.0%	69.9%	75.0%	74.6%	74.2%
Office Portfolio — Continuing Operations refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %, excluding properties held for sale.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%, excluding properties held for sale.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns, excluding propeties held for sale.
Office Portfolio — Discontinued Operations refers to the number of office properties sold or held for sale that Crescent has an interest in, regardless of the ownership %.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.

Notes:

(a)	Occupancy and same-store statistics for prior quarters have been restated to exclude properties held for sale, properties sold, and unstabilized properties. See Total Office Portfolio Property Table on page 23.

(b)	These properties are currently classified as held for sale.

(c)	For the three months ended 6/30/2006, 9/30/2006, and 12/31/2006, amounts reported exclude the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006.

The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa.

The onsite construction and closure of the spa has impacted performance at the property during these quarters. For the three months ended 03/31/2007, NOI is impacted by the loss of the 85 rooms.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Balance Sheets
(dollars in thousands, except share data)

	March 31,	December 31,
	2007	2006
	(unaudited)
ASSETS:
Investments in real estate:
Land	$108,431	$108,431
Buildings and improvements, net of accumulated depreciation of $318,423 and $307,806 at March 31, 2007 and December 31, 2006, respectively	1,072,795	1,054,613
Furniture, fixtures and equipment, net of accumulated depreciation of $7,548 and $7,270 at March 31, 2007 and December 31, 2006, respectively	14,155	14,703
Land held for investment or development	136,804	127,724
Properties held for disposition, net	1,896,635	1,856,303

Net investment in real estate	$3,228,820	$3,161,774

Cash and cash equivalents	$33,372	$51,636
Restricted cash and cash equivalents	87,002	88,470
Defeasance investments	109,244	111,014
Accounts receivable, net	20,025	25,668
Deferred rent receivable	47,870	44,756
Investments in unconsolidated companies	257,500	260,599
Notes receivable, net	157,696	167,535
Income tax asset — deferred	—	3,274
Other assets, net	126,732	132,245

Total assets	$4,068,261	$4,046,971

LIABILITIES:
Borrowings under Credit Facility	$188,500	$118,000
Notes payable	1,816,833	1,797,082
Junior subordinated notes	77,321	77,321
Accounts payable, accrued expenses and other liabilities	184,859	195,088
Liabilities related to properties held for disposition	610,994	600,329
Tax liability — current and deferred, net	7,382	11,162

Total liabilities	$2,885,889	$2,798,982

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,151,423 and 11,320,798 units, at March 31, 2007 and December 31, 2006, respectively	$62,789	$75,865
Consolidated real estate partnerships	50,002	49,838

Total minority interests	$112,791	$125,703

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Redeemable Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at March 31, 2007 and December 31, 2006	$319,166	$319,166
Series B Cumulative Redeemable Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at March 31, 2007 and December 31, 2006	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 127,933,228 and 127,875,571 shares issued and 102,812,311 and 102,754,654 shares outstanding at March 31, 2007 and December 31, 2006, respectively	1,279	1,279
Additional paid-in capital	2,295,992	2,294,827
Accumulated deficit	(1,168,529)	(1,114,553)
Accumulated other comprehensive loss	(118)	(224)

	$1,529,713	$1,582,418

Less — shares held in treasury, at cost, 25,120,917 common shares at March 31, 2007 and December 31, 2006	(460,132)	(460,132)

Total shareholders’ equity	$1,069,581	$1,122,286

Total liabilities and shareholders’ equity	$4,068,261	$4,046,971

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Statements of Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	2007	2006
	(Unaudited)
REVENUE:
Office Property	$77,428	$77,256
Other Property	1,689	1,488

Total Property revenue	$79,117	$78,744

EXPENSE:
Office Property real estate taxes	$7,226	$6,467
Office Property operating expenses	30,993	30,743
Other Property expenses	2,223	1,635

Total Property expense	$40,442	$38,845

Income from Property Operations	$38,675	$39,899

OTHER INCOME (EXPENSE):
Interest and other income	7,289	15,619
Corporate general and administrative	(10,322)	(14,826)
Severance and other related costs	(2,980)	—
Interest expense	(31,201)	(29,373)
Amortization of deferred financing costs	(1,787)	(1,569)
Extinguishment of debt	(453)	—
Depreciation and amortization	(21,587)	(19,719)
Impairment charges	(1,935)	—
Other expenses	(2,408)	(1,957)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,230	2,176
Resort Residential Development Properties	(7)	346
Resort/Hotel Properties	(599)	(870)
Temperature-Controlled Logistics Properties	(2,671)	(322)
Other	316	115

Total other income (expense)	$(66,115)	$(50,380)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY
INTERESTS AND INCOME TAXES	$(27,440)	$(10,481)
Minority interests	5,767	3,042
Income tax expense	(1,049)	(822)

LOSS BEFORE DISCONTINUED OPERATIONS	$(22,722)	$(8,261)
Income from discontinued operations, net of minority interests and taxes	15,748	4,336
Gain on sale of real estate from discontinued operations, net of minority interests	—	96

NET LOSS	$(6,974)	$(3,829)

Series A Preferred Share distributions	(5,990)	(5,990)
Series B Preferred Share distributions	(2,019)	(2,019)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(14,983)	$(11,838)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.30)	$(0.16)
Income from discontinued operations, net of minority interests and taxes	0.15	0.04
Gain on sale of real estate from discontinued operations, net of minority interests	—	—

Net loss available to common shareholders — basic	$(0.15)	$(0.12)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.30)	$(0.16)
Income from discontinued operations, net of minority interests and taxes	0.15	0.04
Gain on sale of real estate from discontinued operations, net of minority interests	—	—

Net loss available to common shareholders — diluted	$(0.15)	$(0.12)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,738,586	101,475,910

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	102,738,586	101,475,910

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Supplemental Data of Discontinued Operations(1)
(dollars in thousands)
The table below reflects the detail of discontinued operations included on the balance sheet on page 10:

	March 31, 2007					December 31, 2006
	Office(2)	Resort Residential Development(3)	Resort/Hotel(4)	Other(5)	Total	Office(2)	Resort Residential Development(3)	Resort/Hotel(4)	Other(5)	Total
ASSETS:
Investments in real estate:
Land	$30,469	$22,312	$25,568	$—	$78,349	$30,469	$22,312	$25,568	$—	$78,349
Land improvements	177	107,048	—	—	107,225	177	106,874	—	—	107,051
Buildings and improvements	576,818	146,205	310,345	2,425	1,035,793	571,824	143,346	307,492	2,425	1,025,087
Furniture, fixtures and equipment	317	26,602	33,407	—	60,326	317	26,540	33,558	—	60,415
Land held for investment or development	3,500	649,525	—	—	653,025	3,500	619,746	—	—	623,246
Accumulated Depreciation	(141,265)	(69,139)	(89,848)	(25)	(300,277)	(137,327)	(66,949)	(89,498)	(25)	(293,799)

Net investment in real estate	$470,016	$882,553	$279,472	$2,400	$1,634,441	$468,960	$851,869	$277,120	$2,400	$1,600,349

Cash	$15	$28,514	$5,056	$—	$33,585	$63	$18,542	$7,308	$—	25,913
Restricted cash	211	3,504	984	—	4,699	—	3,660	1,341	—	5,001
Accounts receivable, net	—	28,178	10,714	—	38,892	—	29,673	8,656	—	38,329
Deferred rent receivable	16,509	—	—	4	16,513	16,339	—	—	—	16,339
Investments in unconsolidated companies	—	20,950	—	—	20,950	—	20,271	—	—	20,271
Notes receivable	—	4,530	—	—	4,530	—	7,332	—	—	7,332
Other assets, net	32,420	106,200	4,405	—	143,025	34,264	104,019	4,486	—	142,769

Properties held for disposition, net	$519,171	$1,074,429	$300,631	$2,404	$1,896,635	$519,626	$1,035,366	$298,911	$2,400	$1,856,303

LIABILITIES:
Notes payable	$72,412	$190,183	$55,000	$—	$317,595	$70,395	$178,559	$55,000	$—	$303,954
Accounts payable, accrued expenses and other liabilities	15,419	257,721	20,259	—	293,399	10,458	264,129	21,788	—	296,375

Total liabilities	$87,831	$447,904	$75,259	$—	$610,994	$80,853	$442,688	$76,788	$—	$600,329

The table below reflects the detail of discontinued operations included on the statement of operations on page 11:

	For the three months
	ended March 31,
	2007		2006
	(Unaudited)
REVENUE:
Office Property	$24,917		$22,882
Resort Residential Development Property	82,502		97,787
Resort/Hotel Property	38,564		39,790

Total Property revenue	$145,983		$160,459

EXPENSE:
Office Property real estate taxes	$3,667		$3,248
Office Property operating expenses	10,288		11,125
Resort Residential Development Property expense	68,046		90,093
Resort/Hotel Property expense	28,520		29,425

Total Property expense	$110,521		$133,891

Income from Property Operations	$35,462		$26,568

OTHER INCOME (EXPENSE):
Interest and other income	589		350
Severance and other related costs	(1,323)		—
Interest expense	(6,386)		(4,037)
Amortization of deferred financing costs	(243)		(197)
Depreciation and amortization	(10,404)		(16,793)
Other Expenses	(423)		25

Total other income (expense)	$(18,190)		$(20,652)

INCOME FROM DISCONTINUED OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$17,272		$5,916
Minority interests	(4,786	)(6)	(1,298	)(6)
Income tax benefit (expense)	3,262		(282)

NET INCOME FROM DISCONTINUED OPERATIONS	$15,748		$4,336

Notes:

(1)	This presentation of discontinued operations is in accordance with generally accepted accounting principles. The notes payable on the balance sheets represent debt that has been or will be assumed by the buyer, or that can be assumed by the buyer, and has a below market interest rate. We anticipate additional debt pay down due to requirements from lenders as these properties are sold. The interest expense presented in discontinued operations represents interest expense on debt that has been or will be assumed by the buyer or interest expense on debt that is required by the lender to be repaid as a result of the properties being sold.

(2)	The following Office Properties are included in the table above:
125 E. John Carpenter Freeway, 3333 Lee Parkway, The Aberdeen, Greenway I&IA, Greenway II, MacArthur Center I & II, Palisades Ceneral I and II, Stanford Corporate Centre, Stemmons Place, The Addison, 816 Congress Avenue, Austin Centre, The Avallon I, II, III, IV and V, Financial Plaza and The Exchange Building. Additionally 301 Congress Avenue, a consolidated Office Property in which we own a 50% interest and Parkway at Oakhill, a consolidated office development property in which we own a 90% interest, are included.

(3)	The following Resort Residential Development Properties are included in the table above: Crescent Resort Development, Inc., Desert Mountain and the Sonoma Golf Club.

(4)	The following Resort/Hotel Properties are included in the table above:
Omni Austin Hotel, Renaissance Houston Hotel, Denver Marriott City Center, Fairmont Sonoma Mission Inn & Spa, Ventana Inn & Spa and Park Hyatt Beaver Creek Resort & Spa.

(5)	Other includes unitholder minority interests and other assets.

(6)	Includes unitholder minority interest of $2,962 and $804 for the first quarter 2007 and 2006, respectively.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Funds From Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	(Unaudited)
	2007	2007	2006	2006
	$	Per share	$	Per share
NET LOSS	(6,974)	(0.06)	(3,829)	(0.03)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	30,397	0.25	32,039	0.26
Gain on property sales	(4,114)	(0.03)	(113)	—
Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—
Impairment charges related to real estate assets and assets held for sale	—	—	—	—
Adjustment for investments in unconsolidated companies:
Office Properties	4,455	0.04	5,384	0.04
Resort Residential Development Properties	(3,779)	(0.03)	(3,092)	(0.02)
Resort/Hotel Properties	1,215	0.01	1,121	0.01
Temperature-Controlled Logistics Properties	4,522	0.03	3,510	0.03
Unitholder minority interest	(2,814)	(0.02)	(2,194)	(0.02)
Series A Preferred Share distributions	(5,990)	(0.05)	(5,990)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	14,899	0.12	24,817	0.20

Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—

Impairment charges related to real estate assets	—	—	—	—

Promoted interests related to the sale of investment in unconsolidated companies	—	—	—	—

Gain from sale of development of operating properties	—	—	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(a) — NAREIT DEFINITION	14,899	0.12	24,817	0.20

INVESTMENT SEGMENTS:
Office Properties	53,613	0.44	54,695	0.45
Resort Residential Development Properties	7,496	0.06	1,034	0.01
Resort/Hotel Properties	10,788	0.09	10,630	0.09
Temperature-Controlled Logistics Properties	1,851	0.01	3,188	0.02
OTHER:
Corporate general and administrative	(10,322)	(0.08)	(14,826)	(0.12)
Interest expense	(37,587)	(0.31)	(33,410)	(0.27)
Series A Preferred Share distributions	(5,990)	(0.05)	(5,990)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)
Income from mezzanine loans and other loans	2,059	0.02	10,968	0.09
Other (b)	(4,990)	(0.04)	547	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	14,899	0.12	24,817	0.20

Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—

Impairment charges related to real estate assets	—	—	—	—

Promoted interests related to the sale of investment in unconsolidated companies	—	—	—	—

Gain from sale of development of operating properties	—	—	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(a)- NAREIT DEFINITION	14,899	0.12	24,817	0.20

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,738,586		101,475,910

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	123,328,194		122,007,365

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375

(a)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include gains on sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(b)	Includes interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, amortization of deferred financing costs and severance and other related costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Sector Contribution and Assets by Segment
As of March 31, 2007
(dollars in thousands)
Gross Book Value of Real Estate Assets(1)

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,523,035	1,057,231	516,747	556,167	69,961	4,723,141
Depreciation (including Unconsolidated Assets)	(490,534)	(71,371)	(100,562)	(164,755)	(7,260)	(834,482)
Unconsolidated Debt and Other Liabilities	(334,519)	(12,236)	(113,432)	(387,595)	(16,553)	(864,335)
Other Assets (Cash, Defeasance Investments, Mezzanine Investments etc.)	318,266	215,787	85,658	81,792	342,434	1,043,937

Total Assets	2,016,248	1,189,411	388,411	85,609	388,582	4,068,261

Net Book Value by Segment(1)

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(2)	Segment	Segment	Other		Total
Total Assets by Segment: (3)
Balance at March 31, 2007 (4)	2,016,248	1,189,411	388,411	85,609	388,582	(5)	4,068,261
Balance at December 31, 2006	2,019,014	1,145,561	380,051	87,069	415,276		4,046,971
Consolidated Property Level Financing:
Balance at March 31, 2007	(978,271)	(239,103)	(148,239)	—	(1,034,637	)(6)	(2,400,250)
Balance at December 31, 2006	(968,629)	(220,415)	(141,841)	—	(965,473	) (6)	(2,296,358)
Consolidated Other Liabilities:
Balance at March 31, 2007	(114,754)	(298,971)	(32,613)	(1,333)	(37,968)		(485,639)
Balance at December 31, 2006	(133,916)	(308,223)	(32,486)	(212)	(27,787)		(502,624)
Minority Interests:
Balance at March 31, 2007	(11,547)	(31,930)	(4,427)	—	(64,887)		(112,791)
Balance at December 31, 2006	(11,543)	(32,399)	(5,368)	—	(76,393)		(125,703)

Total Net Book Value at March 31, 2007	911,676	619,407	203,132	84,276	(748,910)		1,069,581
Total Net Book Value at December 31, 2006	904,926	584,524	200,356	86,857	(654,377)		1,122,286

(1)	Includes properties held for sale.

(2)	Refer to page 41 for further details regarding Resort Residential Development Segment information.

(3)	Total assets by segment are inclusive of investments in unconsolidated companies.

(4)	Non-income producing land held for investment or development of $75,700 by segment is as follows: Office — $7,071, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $51,743.

(5)	Includes mezzanine investments of $128,492 and defeasance investments of $109,244. At December 31, 2006 defeasance investments were $111,014 and mezzanine investments were $131,492.

(6)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Repurchase Facilities, Funding I defeased debt and Nomura Funding VI defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Acquisitions, Development, Dispositions and Other Strategic Transactions
2007 Activity as of March 31, 2007
(dollars in millions, except psf data)
Dispositions

						Sales Price			Net Proceeds
		CEI		Square Feet /	Sale	Net of	Net PSF	CEI	to CEI (after
Segment	Property	Ownership	Market	Rooms / Acres / Units	Date	Selling Costs	Price	Gain/(Loss)(1)	Debt Payoff)
Office	The Exchange Building	100%	Seattle — CBD	295,515 sf	4/17/2007	$78.2	$264	$27.9	$78.2
Development

				Square Feet / Rooms /			Total 2007	Total	Total Projected		Expected CEI Share of	CEI Share of Current
Segment	Project	CEI Ownership	Market	Units / Townhomes	Start Date	Completion Date	Development Costs	Development Costs to Date	Development Costs	Leased / Committed(2)	Total Equity	Equity Funded
Office	3883 Howard Hughes Parkway	100%	Las Vegas - Central East	239,000 sf	3Q 2005	2Q 2007	$8.5	$65.1	$74.0	70%/91%	$20.3	$17.4
Office	2211 Michelson	40%	Orange County - Airport Office Area	267,000 sf	1Q 2006	2Q 2007	$12.5	$73.1	$107.0	24%/34%	$5.6	$5.6
RDV/Resort	The Ritz-Carlton Residences and Hotel — Phase I	100%	Dallas - Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	3Q 2007	$23.0	$143.8	$211.6	N/A / 96%	$40.0	$35.1
RDV	The Ritz-Carlton Tower Residences — Phase II	100%	Dallas - Uptown/Turtle Creek	96 units / 4 townhomes	2Q 2007	2Q 2009	$1.0	$15.2	$137.0	N/A / 65%	$25.0	$15.1
Other Strategic Transactions

					Net Proceeds	Gain/Loss
		CEI	Date of	Transaction	to CEI (after	Recognized
Segment	Transaction	Ownership	Transaction	Valuation	Debt Payoff)	By CEI (3)
Office	Sale of partnership interest in Parkway at Oak Hill	90%	4/23/2007	$30.7M or $211 psf	$12.7	$3.5
Mezzanine Investments

Sale		Date of	Principal
Segment	Investment	Transaction	Investment Balance (4)	Proceeds from Sale
Other	New York City Residential	5/4/2007	$22.2	$22.3

(1)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(2)	Committed numbers are as of May 4, 2007

(3)	Net of promoted interest due partner and income taxes.

(4)	Includes an impairment of $1.9 million and excludes unamortized origination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Debt Schedule
As of March 31, 2007
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	March 31,	March 31,		Maturity
Description	Secured Asset	Borrowings	2007	2007		Date
Secured Fixed Rate Debt:
AEGON Partnership Note(1)	Greenway Plaza	$240,617	$240,617	7.53%		July 2009
Prudential Note(1)	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Bank of America Note I(1)(2)	Fairmont Sonoma Mission Inn	55,000	55,000	5.40		February 2011
Morgan Stanley I	The Alhambra	50,000	50,000	5.06		October 2011
Allstate Life Note(1)(2)	Financial Plaza	38,807	38,807	5.47		October 2010
Bank of America Note II	The BAC - Colonnade Building	37,306	37,306	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note (1) (2)	301 Congress	26,000	26,000	4.94		November 2008
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Allstate Note (3)	3993 Hughes	23,832	23,832	6.65		September 2010
Metropolitan Life Note VI (3)	3960 Hughes	21,835	21,835	7.71		October 2009
Construction, Acquisition and other obligations(1)(2)	Various Office and Resort Residential Assets	40,453	40,453	0.90 to 13.75		July 2007 to Dec 2016

Secured Fixed Rate Defeased Debt:(4)
LaSalle Note I	Funding I Defeasance	99,542	99,542	7.83		August 2007
Nomura Funding VI Note	Funding VI Defeasance	7,145	7,145	10.07		July 2010

Subtotal/Weighted Average		$868,792	$868,792	6.33%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
German American Capital Corporation(1)(5)	Funding One Assets	$165,000	$165,000	6.79%		June 2007
Morgan Stanley II(6)(7)	Mezzanine Investments	100,000	31,574	7.09		March 2009
KeyBank II	Distributions from Funding III, IV, & V	75,000	75,000	7.32		June 2007
Mass Mutual Note	3800 Hughes	32,203	32,203	6.07		July 2007
Acquisition and other obligations(1)(2)	Various Office and Other Assets	16,281	15,815	6.57 to 9.25		June 2007 to December 2012

Secured Variable Rate Construction Debt:
KeyBank I(5)	Ritz-Carlton Dallas Construction	169,000	93,624	7.57		July 2008
JP Morgan Chase(1)(2)	Northstar Big Horn Construction	85,411	60,290	7.75		October 2007
Societe Generale I (8)	3883 Hughes Construction	52,250	40,616	7.12		September 2008
US Bank II(1)(2)	Northstar Trailside Construction	36,000	4,790	8.10		March 2009
US Bank I(1)(2)(9)	Beaver Creek Landing Construction	33,400	22,634	7.07		February 2008
National Bank of Arizona(1)(2)	Haciendas/Parcel 16 Construction	30,000	11,325	8.75		October 2007
First Bank of Vail(1)(2)	Village Walk Construction	28,520	9,119	7.75		February 2008
California Bank & Trust(1)(2)(10)	One Riverfront Construction	27,500	20,443	8.38		March 2008
JP Morgan Chase(1)(2)	Old Greenwood Construction	21,000	19,977	8.25		March 2008
Construction, Acquisition and other obligations(1)(2)	Various Office and Resort Residential Assets	66,759	38,227	7.45 to 9.25		July 2007 to December 2010

Subtotal/Weighted Average		$938,324	$640,637	7.22%

Unsecured Variable Rate Debt:
Credit Facility(11)		$358,403	$188,500	6.92%		February 2008
Junior Subordinated Notes		51,547	51,547	7.36		June 2035
Junior Subordinated Notes		25,774	25,774	7.36		July 2035

Subtotal/Weighted Average		$435,724	$265,821	7.05%

Total/Weighted Average		$2,867,840	$2,400,250	7.24	%(12)

Average remaining term						2.8 years

(1)	All or a portion of the interest expense related to this note is included in discontinued operations for the three months ended March 31, 2007 and 2006.

(2)	All or a portion of the balance outstanding is included in the “Liabilities related to properties held for dispostion” line item in the Consolidated Balance Sheets as of March 31, 2007 and December 31, 2006.

(3)	Includes a portion of total premiums of $1,975 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(4)	The earnings and principal maturity from these investments will pay the principal and interest associated with these loans.

(5)	This loan has three one-year extension options.

(6)	The investments can be financed through March 2008, after which four equal payments are due quarterly. The loan has a provision for a one-year extension which is subject to Morgan Stanley’s approval.

(7)	The loans supporting this facility are subject to daily valuations by Morgan Stanley. Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds.

(8)	This loan has two one-year extension options.

(9)	This loan has one six-month extension option.

(10)	This loan has one one-year extension option.

(11)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of March 31, borrowing capacity remaining under the facility was $160,407. The $188,500 outstanding at March 31, 2007 excludes letters of credit issued under the facility of $9,496.

(12)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.23%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Consolidated Debt Breakdown (1)
As of March 31, 2007
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (2)
Fixed Rate Debt	$1,493,792	62%	7.26%		2.6

Variable Rate Debt (3)	906,458	38%	7.14%		3.1

Total/Weighted Average	$2,400,250	100%	7.24	%(4)	2.8

(1)	Includes properties held for sale.

(2)	Based on contractual maturity and does not include extension options. See consolidated debt schedule.

(3)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $308,164 of hedged variable-rate debt, are 75% and 25%, respectively.

(4)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.23%.
Future Consolidated Debt Repayments (1)(2)
As of March 31, 2007
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (3)
2007	$376,788	$99,741	$250,000		$726,529
2008	292,257	289	188,500	(4)	481,046
2009	279,335	320	375,000		654,655
2010	134,082	6,337	—		140,419
2011	181,129	—	—		181,129
Thereafter	139,151	—	77,321		216,472

	$1,402,742	$106,687	$890,821		$2,400,250

(1)	Includes properties held for sale.

(2)	Represents scheduled principal installments and amounts due at maturity.

(3)	Based on contractual maturity and does not include extension options. See consolidated debt schedule.

(4)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Unconsolidated Debt Schedule
As of March 31, 2007
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	March 31, 2007	March 31, 2007	March 31, 2007	Date	Fixed/Variable(1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.72%
Deutsche Bank/JPMorgan Chase		$350,000	$111,020	5.40%	2/1/2016	Fixed
Citigroup		325,000	103,090	5.46%	1/1/2014	Fixed
UBS 1A		194,000	61,537	5.55%	12/10/2016	Fixed
UBS 1B, 1C		181,000	57,413	5.43%	12/10/2016	Fixed
Other		73,030	23,165	3.48% to 22.53%	6/15/2007 to 4/1/2017	Fixed

		1,123,030	356,225

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed
Crescent 1301 McKinney, L.P.(2)	23.85%	89,000	21,227	5.13%	2/8/2012	Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015	Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed
Crescent Irvine, LLC (3)	40.00%	47,064	18,826	8.07%	3/7/2009	Variable
Crescent Five Post Oak Park, L.P.	30.00%	43,471	13,041	4.82%	1/1/2008	Fixed

		1,083,446	294,312

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed

Resort Residential Segment:
East West Resort Development XIV, L.P., L.L.L.P. (4)	41.90%	3,500	1,467	5.00%	4/28/2008	Fixed

Other Segment:
Redtail Capital Partners One, LLC (5)	25.00%	41,330	10,333	7.12%	8/9/2008	Variable
Fresh Choice, LLC	31.90%
GE Capital Franchise Finance Corporation (6)		4,064	1,296	10.06%	1/1/2011	Variable
Various Loans and Capital Leases		4,225	1,348	0.00% to 9.53%	3/1/2007 to 12/31/2029	Fixed

		49,619	12,977

Total Unconsolidated Debt		$2,354,595	$710,581

Fixed Rate/Weighted Average				5.40%	6.8years
Variable Rate/Weighted Average				7.83%	1.8years

Total Weighted Average				5.50%	6.5years

(1)	All unconsolidated debt is secured.

(2)	On January 10, 2007, loan was paid off and replaced with a new $89,000 five-year, interest only financing.

(3)	This loan has one two-year extension option. The loan bears interest at LIBOR plus 275 basis points. In May 2006, Crescent Irvine, LLC, entered into an interest rate swap agreement struck at 5.34%.

(4)	The Company provided 41.9% of the initial capitalization and the venture is structured such that the Company owns 26.82% of profits after we receive a preferred return on our invested capital.

(5)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P. The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds. The loan bears interest as follows: $28,830 at LIBOR + 185 basis points and $12,500 at LIBOR + 170 basis points.

(6)	The Company guarantees $1,000 of this loan. The loan bears interest at LIBOR + 470 basis points.
Future Unconsolidated Debt Repayments
March 31, 2007
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$37,911	$—	$37,911
2007	24,560	—	24,560
2008	21,342	—	21,342
2009	18,290	—	18,290
2010	167,052	—	167,052
Thereafter	441,426	—	441,426

	$710,581	$—	$710,581

(1)	Based on contractual maturity and does not take into account the extension option on the Redtail Capital Partners One, LLC Loan or Crescent Irvine, LLC Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Investment in Unconsolidated Companies
As of March 31, 2007
(dollars in thousands)
Balance Sheets:

		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Real estate, net	$1,636,501	$1,233,958	$113,179	$53,495	$11,920	$3,049,053
Cash	50,897	72,213	33,306	4,747	3,801	164,964
Restricted Cash	22,966	2,931	6	—	—	25,903
Other assets	233,571	170,597	14,831	20,627	262,626	702,252

Total assets	$1,943,935	$1,479,699	$161,322	$78,869	$278,347	3,942,172

Notes payable	$1,083,446	$1,123,030	$95,000	$3,500	$49,619	$2,354,595
Notes payable to the Company	—	—	—	—	1,152	1,152
Other liabilities	156,687	98,896	31,053	25,949	6,326	318,911
Preferred Membership Units	—	—	110,263	—	—	110,263
Equity	703,802	257,773	(74,994)	49,420	221,250	1,157,251

Total liabilities and equity	$1,943,935	$1,479,699	$161,322	$78,869	$278,347	3,942,172

Company’s share of unconsolidated debt	$294,312	$356,225	$45,600	$1,467	$12,977	$710,581

Company’s investments in unconsolidated companies	$115,135	$85,609	$515	$20,874	$56,317	$278,450	(1)

Balance Sheet as of March 31, 2007 includes the following:
•	Office (2) — Includes Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, LLC, EW Deer Valley, LLC, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

(1)	Investment in unconsolidated companies includes $20,950 which is reported in discontinued operations.

(2)	Partner	Building	Square Footage	CEI ownership	Partnership	Date of Partnership
	JPMorgan/GE Pension Affiliates
		The Crescent	1,299,522	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Houston Center	2,960,544	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Post Oak Central	1,279,759	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Fulbright Tower	1,247,061	23.85%	Crescent Big Tex III, L.P.	2/24/2005

	JPMorgan Affiliate
		Miami Center	782,211	40.00%	Crescent Miami Center, LLC	9/25/2002
		BriarLake Plaza	502,410	30.00%	Crescent One Briarlake Plaza, L.P.	10/8/2003
		Fountain Place	1,200,266	23.85%	Crescent Big Tex II, L.P.	11/23/2004

		Trammell Crow Center	1,128,331	23.85%	Crescent Big Tex II, L.P.	11/23/2004
	GE Pension Affiliate
		Five Post Oak Park	567,396	30.00%	Crescent Five Post Oak Park, L.P.	12/20/2002

	Hines Crescent Irvine Associates, L.P. (a)
		2211 Michelson	N/A	40.00%	Crescent Irvine, LLC	6/9/2005

	Metzler US Real Estate Fund, L.P.
		One Buckhead Plaza	461,669	35.00%	Crescent One Buckhead Plaza, L.P.	6/29/2005

	Total Square Footage in Office Unconsolidated Joint Ventures		11,429,169	25.98%

(a)	Under development as an office property. See page 15 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Investment in Unconsolidated Companies
As of March 31, 2007
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended March 31, 2007
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total
Total Revenues	$73,438	$200,560	$39,355	$1,361	$13,664	$328,378
Operating Expense	36,860	169,988	33,767	1,618	11,555	253,788

Net Operating Income	36,578	30,572	5,588	(257)	2,109	74,590

Interest Expense	13,695	16,522	1,496	—	943	32,656
Depreciation and amortization	20,661	19,480	3,165	—	417	43,723
Taxes and Other (income) expense	109	(824)	616	(424)	(6)	(529)

Total Expenses	34,465	35,178	5,277	(424)	1,354	75,850

Gain (loss) on sale of assets	(410)	35	—	—	—	(375)

Preferred dividends	—	—	3,189	—	—	3,189

Net income (loss)	1,703	(4,571)	(2,878)	167	755	(4,824)
Items to reconcile to FFO	20,947	14,148	2,758	—	—	37,853

Funds From Operations - NAREIT Definition	$22,650	$9,577	$(120)	$167	$755	$33,029

Company’s equity in net income (loss) of unconsolidated companies	$2,230	$(2,671)	$(599)	$70	$316	$(654	)(1)

Company’s share of FFO - NAREIT Definition	$6,685	$1,851	$616	$70	$316	$9,538	(1)

Summary Statement of Operations for the three months ended March 31, 2007, includes the following:
•	Office — Includes Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, LLC, EW Deer Valley, LLC, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

(1)	Company’s equity in net income (loss) of unconsolidated companies and Company’s Share of FFO includes $77 which is reported in discontinued operations.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Composition — Continuing Operations(1)
As of March 31, 2007
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Miami	Las Vegas	Other (2)	Total
Wholly Owned	4.3	0.6	2.2	1.0	1.1	1.8	11.0
Joint Ventured	6.6	3.6	—	0.8	—	0.4	11.4
Office Portfolio SF	10.9	4.2	2.2	1.8	1.1	2.2	22.4
Crescent’s Share	6.0	1.5	2.2	1.3	1.1	1.9	13.9

CBD vs. Suburban

(1)	Excludes Properties Held for Sale.

(2)	Includes Ft. Worth, Colorado Springs, Orange County, and Atlanta.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Total Office Property Table(1)
As of March 31, 2007

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft.(2)		Percentage (1)
CONTINUING OPERATIONS
Texas
Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	86.8%		$20.57		100%
Houston Center	4	CBD	1974-1983	2,960,544	89.1		21.70		24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	96.7		22.58		24%
Fulbright Tower	1	CBD	1982	1,247,061	72.1	(3)	21.98		24%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	89.8		20.45		30%
BriarLake Plaza	1	Westchase	2000	502,410	91.5		26.76		30%

Subtotal/Weighted Average	20			10,905,222	87.3%		$21.57		55%

Dallas
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	99.0%		35.15		24%
Fountain Place	1	CBD	1986	1,200,266	91.9		22.09		24%
Trammell Crow Center	1	CBD	1984	1,128,331	89.9		25.22		24%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	92.4		21.06		100%

Subtotal/Weighted Average	5			4,226,369	93.6%		$26.95		35%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	96.8%		$21.05		100%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	93.3%		$20.48		100%
707 17th Street	1	CBD	1982	550,805	91.3		21.43		100%
Regency Plaza	1	Denver Technology Center	1985	309,862	80.6	(3)	19.04		100%
Peakview Tower	1	Greenwood Village	2001	264,149	91.4		25.14		100%
55 Madison	1	Cherry Creek	1982	137,176	93.8		19.84		100%
The Citadel	1	Cherry Creek	1987	130,652	92.4		25.06		100%
44 Cook	1	Cherry Creek	1984	124,174	85.7	(3)	20.27		100%

Subtotal/Weighted Average	7			2,192,218	90.3%		$21.33		100%

Colorado Springs
Briargate Office and Research Center	1	Northeast	1988	260,046	88.4%		$18.25		100%

Florida
Miami
Miami Center	1	CBD	1983	782,211	98.4%		$33.38		40%
Datran Center	2	Kendall/Dadeland	1986/1988	476,412	96.1		29.76		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	91.2		31.56		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	82.7	(3)	34.44		100%

Subtotal/Weighted Average	6			1,801,798	94.6%		$32.20		74%

Nevada
Las Vegas
Hughes Center	8	Central East	1986 - 1999	1,111,388	98.0%		$34.58		100%

Georgia
Atlanta
One Buckhead Plaza	1	Buckhead	1987	461,669	93.9%		$30.37		35%
One Live Oak	1	Buckhead	1981	201,488	86.7		24.56		100%

Subtotal/Weighted Average	2			663,157	91.7%		$28.71		55%

California
Orange County
Dupont Centre	1	Airport Office Area	1986	250,782	97.3%		$28.36		100%

Office Portfolio Continuing Operations	51			22,365,875	90.6	%(3)	$24.46	(4)	62%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Total Office Property(1)
As of March 31, 2007
(continued)

						Weighted
						Average Full-
						Service Rental
					Economic	Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy	Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage	Ft.(2)	Percentage (1)
PROPERTIES HELD FOR SALE
Texas
Dallas
Stemmons Place	1	Stemmons Freeway	1983	634,381	67.6	17.83	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	88.6	21.06	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,758	95.5	18.43	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	76.3	18.61	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	88.5	22.35	100%
Palisades Central II	1	Richardson	1985	240,935	95.5	21.77	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	99.0	19.68	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0	24.55	100%
Palisades Central I	1	Richardson	1980	180,503	76.3	18.36	100%
Greenway II	1	Richardson	1985	154,329	99.9	18.59	100%
Greenway I & IA	2	Richardson	1983	146,704	72.7	17.30	100%
Subtotal/Weighted Average	12			3,144,045	85.1%	$19.76	100%

Austin
816 Congress	1	CBD	1984	433,024	74.1%	$21.35	100%
301 Congress Avenue (5)	1	CBD	1986	418,338	83.9	23.99	50%
Austin Centre (6)	1	CBD	1986	343,664	96.6	19.67	100%
The Avallon	3	Northwest	1993/1997	318,217	96.1	21.64	100%
Subtotal/Weighted Average	6			1,513,243	86.5%	$21.76	86%

Arizona
Phoenix
Financial Plaza	1	Mesa	1986	309,983	77.4%	$26.18	100%

Washington
Seattle
Exchange Building (7)	1	CBD	1930/2001	295,515	99.9%	$24.92	100%

TOTAL
Office Portfolio	71			27,628,661			69%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Total Office Property(1)
As of March 31, 2007
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of March 31, 2007, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of March 31, 2007. If such leases had commenced as of March 31, 2007, the percent leased for Office Properties would have been 93.4%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Fulbright Tower — 91.0%, Regency Plaza — 87.9%, 44 Cook - 91.0%, and The BAC — Colonnade — 92.1%.

(4)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of March 31, 2007, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $24.41.

(5)	301 Congress Avenue is currently under contract for sale with closing expected during the second quarter of 2007.

(6)	Austin Centre is currently under contract for sale with closing expected during the second quarter of 2007.

(7)	The sale of Exchange Building was completed in April 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Leasing Statistics — Continuing Operations(1)
As of March 31, 2007
Signed Renewal/Released Activity

	For the three months ended March 31, 2007
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	239,673	239,673	N/A
Weighted Average Full Service Rental Rate PSF (3)	$27.47	$24.81	11%
NOI Net Effective Rental Rate PSF (4)	$15.72	$12.88	22%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s stabilized portfolio, excluding Properties Held for Sale and without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Same Store Analysis — Continuing Operations(1)
As of March 31, 2007
(dollars in millions)

	For the three months ended March 31,
	2007	2006	% Change
Same-Store Revenues (2)	$128.9	$121.8	5.9%
Same-Store Expenses	$62.6	$58.3	(7.5%)

Total Operating Income	$66.3	$63.5	4.4%

GAAP Rent Adjustments	($0.2)	$0.9	(122.2%)

Total Operating Income — Cash Basis	$66.1	$64.4	2.6%

QTD Average Economic Occupancy	91.4%	90.3%	1.1	pts
Same-Store Square Footage	21.1M
Number of Properties	50

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplement Operationg and Financial Date for the Quarter Ended March 31,2007

Office Portfolio Capital Expenditures — Continuing Operations(1)
As of March 31,2007
Capitalized Property Improvements

	Q1	Year Ended	Q4	Q3	Q2	Q1
Office Portfolio	2007	2006	2006	2006	2006	2006
Recurring Property Improvements

$ (in thousands)	$3,698	$13,926	$6,170	$2,658	$2,966	$2,132
$ Per Square Foot	$0.17	$0.62	$0.27	$0.12	$0.13	$0.10

Non-Recurring Property Improvements (2)

$ (in thousands)	$926	$11,815	$3,309	$1,830	$3,713	$2,963
$ Per Square Foot	$0.04	$0.53	$0.15	$0.08	$0.17	$0.13

Total Property Improvements (3)

$ (in thousands)	$4,624	$25,741	$9,479	$4,488	$6,679	$5,095
$ Per Square Foot	$0.21	$1.15	$0.42	$0.20	$0.30	$0.23

Crescent’s Pro Rata Share

Recurring Property Improvements

$ (in thousands)	$2,694	$10,794	$5,402	$2,125	$1,944	$1,323
$ Per Square Foot	$0.19	$0.78	$0.39	$0.15	$0.14	$0.10

Non-Recurring Property Improvements (2)

$ (in thousands)	$590	$5,263	$1,844	$871	$1,448	$1,100
$ Per Square Foot	$0.04	$0.39	$0.13	$0.06	$0.10	$0.08

Total Property Improvements

$ (in thousands)	$3,284	$16,057	$7,246	$2,996	$3,392	$2,423
$ Per Square Foot	$0.23	$1.15	$0.52	$0.21	$0.24	$0.18
Tenant Improvements and Leasing Costs

	Q1	Year Ended	Q4	Q3	Q2	Q1
Office Portfolio	2007	2006	2006	2006	2006	2006
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	239,673	2,486,829	717,734	734,459	636,877	397,759

Tenant Improvement Costs Per Square Foot Leased	$15.07	$11.60	$11.64	$7.74	$16.25	$11.22
Leasing Costs Per Square Foot Leased	$8.60	$6.67	$6.19	$5.95	$8.26	$6.34

Total Per Square Foot	$23.67	$18.27	$17.83	$13.69	$24.51	$17.56

Average Lease Term (in years)	6.0	5.9	5.3	5.7	7.6	4.7

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.51	$1.97	$2.20	$1.36	$2.14	$2.39
Leasing Costs Per Square Foot Leased Per Year	$1.43	$1.13	$1.17	$1.04	$1.09	$1.35

Total Per Square Foot Per Year	$3.94	$3.10	$3.37	$2.40	$3.23	$3.74

Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	141,798	968,208	320,517	207,492	270,133	170,066

Tenant Improvement Costs Per Square Foot Leased	$27.85	$18.37	$20.20	$20.10	$17.45	$14.27
Leasing Costs Per Square Foot Leased	$12.36	$7.72	$7.72	$8.22	$7.57	$7.36

Total Per Square Foot	$40.21	$26.09	$27.92	$28.32	$25.02	$21.63

Average Lease Term (in years)	7.8	5.8	5.8	5.6	6.3	5.5

Tenant Improvement Costs Per Square Foot Leased Per Year	$3.57	$3.17	$3.48	$3.59	$2.77	$2.59
Leasing Costs Per Square Foot Leased Per Year	$1.58	$1.33	$1.33	$1.47	$1.20	$1.34

Total Per Square Foot Per Year	$5.15	$4.50	$4.81	$5.06	$3.97	$3.93

Total Tenant Improvements and Leasing Costs: (6)
Total Leased Square Footage	381,471	3,455,037	1,038,251	941,951	907,010	567,825

Tenant Improvements Cost Per Square Foot Leased	$19.82	$13.50	$14.28	$10.46	$16.61	$12.13
Leasing Costs Per Square Foot Leased	$10.00	$6.97	$6.66	$6.45	$8.05	$6.65

Total Per Square Foot	$29.82	$20.47	$20.94	$16.91	$24.66	$18.78

Average Lease Term (in years)	6.7	5.9	5.5	5.7	7.2	4.9

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.96	$2.29	$2.60	$1.84	$2.31	$2.48
Leasing Costs Per Square Foot Leased Per Year	$1.49	$1.18	$1.21	$1.13	$1.12	$1.36

Total Per Square Foot Per Year	$4.45	$3.47	$3.81	$2.97	$3.43	$3.84

Crescent’s Pro Rata Share
Total Leased Square Footage	236,064	2,467,917	675,903	632,168	722,074	437,772

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.71	$2.19	$2.44	$1.58	$2.39	$2.47
Leasing Costs Per Square Foot Leased Per Year	$1.52	$1.13	$1.18	$1.07	$1.09	$1.32

Total Per Square Foot Per Year	$4.23	$3.32	$3.62	$2.65	$3.47	$3.78

Average Lease Term (in years)	6.2	6.1	5.2	5.9	7.7	4.6

(1)	Excludes properties held for sale and disposed properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(6)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplement Operationg and Financial Date for the Quarter Ended March 31,2007

Office Portfolio Top 25 Customers — Continuing Operations
As of March 31,2007

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
AIM Management Group, Inc.	Financial Activities	455,000	2.2%	$9.2	$9.2	2.8%
Lyondell Chemical Company	Manufacturing	448,000	2.2%	$9.9	$2.4	0.7%
Carter & Burgess, Inc.	Professional & Business Services	416,000	2.1%	$8.6	$8.6	2.6%
El Paso Energy (4)	Natural Resources, Mining,Construction	401,000	2.0%	$10.8	$10.8	3.3%
Occidental Oil and Gas Corporation	Natural Resources, Mining, Construction	398,000	2.0%	$7.1	$7.1	2.2%
GSA	Public Administration	375,000	1.9%	$6.4	$2.8	0.9%
Fulbright & Jaworski LLP	Professional & Business Services	374,000	1.8%	$8.6	$2.1	0.6%
Hunt Consolidated, Inc.	Natural Resources, Mining, Construction	328,000	1.6%	$8.3	$2.0	0.6%
Apache Corporation	Natural Resources, Mining, Construction	313,000	1.5%	$6.8	$1.6	0.5%
Stewart Information Services	Financial Activities	289,000	1.4%	$7.4	$1.8	0.6%
Shell Oil Company	Natural Resources, Mining, Construction	235,000	1.2%	$5.1	$1.2	0.4%
Citigroup	Financial Activities	233,000	1.1%	$7.3	$2.9	0.9%
Exxon Mobil Corporation	Natural Resources, Mining, Construction	215,000	1.1%	$4.6	$4.6	1.4%
Transocean Offshore Deepwater Drilling Inc.	Natural Resources, Mining, Construction	203,000	1.0%	$4.2	$4.2	1.3%
Parsons Energy & Chemicals Group Inc.	Natural Resources, Mining, Construction	202,000	1.0%	$4.1	$4.1	1.3%
Amegy Bank, N.A.	Financial Activities	187,000	0.9%	$3.6	$1.1	0.3%
Baker & Botts	Professional & Business Services	178,000	0.9%	$4.0	$0.9	0.3%
First Trust Corporation	Professional & Business Services	167,000	0.8%	$2.6	$2.6	0.8%
Wachovia Corp	Financial Activities	165,000	0.8%	$3.7	$2.9	0.9%
Johns Manville, Inc.	Manufacturing	165,000	0.8%	$3.7	$3.7	1.1%
Pogo Producing Co.	Natural Resources, Mining, Construction	165,000	0.8%	$4.0	$4.0	1.2%
UBS AG	Financial Activities	162,000	0.8%	$4.5	$2.0	0.6%
MCI, Inc.	Information	143,000	0.7%	$3.7	$3.0	0.9%
PriceWaterhouseCoopers	Professional & Business Services	134,000	0.7%	$3.5	$1.0	0.3%
Vinson & Elkins LLP	Professional & Business Services	130,000	0.6%	$3.1	$0.7	0.2%

		6,481,000	31.9%	$144.8	$87.3	26.7%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties and excludes properties held for sale.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Crescent finalized an agreement in June 2005 to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007. Crescent has released 510,000 square feet of this space.

Crescent Real Estate Equities Company
Supplement Operationg and Financial Date for the Quarter Ended March 31,2007

Office Customer Industry Diversification — Continuing Operations
As of March 31, 2007

Note:	Based on total square footage leased by customers and applicable 2-Digit NAICS Code. Excludes properties held for sale.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Office Portfolio

	Square			Square			Crescent’s		% of	Annual
	Footage of		Signed	Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	(After Renewals	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases (2)	and Relets) (1)		Expiring	and Relets)	Leases (3)	Expiring	Rent(3)	Leases
Q2 2007	841,433		(285,645)	555,788		2.8	320,016	11,753,211	2.4	21.15	179
Q3 2007	301,013		(122,940)	178,073		0.9	138,595	4,323,225	0.9	24.28	55
Q4 2007	750,342		(160,459)	589,883		3.0	248,657	14,786,556	3.0	25.07	50

Total 2007	1,892,788	(4)	(569,044)	1,323,744	(4)	6.7%	707,268	$30,862,992	6.3%	$23.31	284

Q1 2008	1,030,144		(59,915)	970,229		4.9	822,618	$24,088,952	4.9	$24.83	59
Q2 2008	423,399		(31,495)	391,904		2.0	321,895	9,812,110	2.0	25.04	62
Q3 2008	332,195		(35,195)	297,000		1.5	159,550	7,568,080	1.6	25.48	53
Q4 2008	381,463		(38,665)	342,798		1.7	258,712	8,827,312	1.8	25.75	64

Total 2008	2,167,201		(165,270)	2,001,931		10.1%	1,562,774	$50,296,454	10.3%	$25.12	238

2009	2,279,578		(52,600)	2,226,978		11.2	1,469,464	$54,937,996	11.3	$24.67	252
2010	1,814,876		87,306	1,902,182		9.6	1,077,944	50,146,684	10.3	26.36	224
2011	1,888,419		37,362	1,925,781		9.7	1,302,422	50,905,875	10.4	26.43	203
2012	1,266,709		292,288	1,558,997		7.8	1,120,918	38,851,979	8.0	24.92	128
2013	1,546,337		19,416	1,565,753		7.9	1,086,176	38,527,141	7.9	24.61	76
2014	2,665,014		128,740	2,793,754		14.0	1,519,874	62,796,929	12.9	22.48	43
2015	1,204,738		29,531	1,234,269		6.2	794,875	32,123,862	6.6	26.03	45
2016	1,102,390		13,884	1,116,274		5.6	418,577	28,868,821	5.9	25.86	52
2017 and thereafter	2,076,389		178,387	2,254,776		11.2	1,281,234	49,931,188	10.1	22.14	42

Total	19,904,439		—	19,904,439	(5)	100.0%	12,341,525	$488,249,921	100.0%	$24.53	1,587

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Excludes properties held for sale.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 1,039,809 square feet (including relets and renewals of 569,044 square feet and new leases of 470,765 square feet) have been signed and will commence during 2007. These signed leases represent approximately 55% of gross square footage expiring during 2007. Expiring square footage includes 214,223 square feet of month-to-month leases.

(5)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	19,904,439
Non-revenue Generating Space:	348,666

Total Occupied Office SF:	20,253,105
Total Vacant SF:	2,112,770

Total Stabilized Office NRA:	22,365,875

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Houston Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renwals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent(3)	Leases
Q2 2007	507,472		(190,430)	317,042		3.4	5,586,957	2.8	17.62	91
Q3 2007	133,030		(49,678)	83,352		0.9	1,786,983	0.9	21.44	24
Q4 2007	176,164		(38,255)	137,909		1.5	2,874,895	1.4	20.85	22

Total 2007	816,666	(4)	(278,363)	538,303	(4)	5.8%	$10,248,835	5.1%	$19.04	137

Q1 2008	794,660		(31,116)	763,544		8.1	$17,860,175	8.8	$23.39	25
Q2 2008	111,885		8,904	120,789		1.3	2,580,413	1.3	21.36	21
Q3 2008	209,339		(34,062)	175,277		1.9	4,100,384	2.0	23.39	25
Q4 2008	181,414		(7,927)	173,487		1.8	3,924,587	1.9	22.62	27

Total 2008	1,297,298		(64,201)	1,233,097		13.1%	$28,465,559	14.0%	$23.08	98

2009	964,299		(1,222)	963,077		10.3	$20,064,975	9.9	$20.83	99
2010	598,880		69,769	668,649		7.1	13,997,281	6.9	20.93	87
2011	769,523		20,605	790,128		8.4	17,088,168	8.4	21.63	82
2012	681,012		122,590	803,602		8.6	18,202,003	9.0	22.65	59
2013	474,905		10,984	485,889		5.2	10,681,680	5.3	21.98	18
2014	1,848,895		35,219	1,884,114		20.1	40,960,722	20.2	21.74	18
2015	372,354		—	372,354		4.0	7,562,167	3.7	20.31	14
2016	743,401		13,884	757,285		8.1	17,294,179	8.5	22.84	29
2017 and thereafter	813,829		70,735	884,564		9.3	17,833,086	9.0	20.16	12

Total	9,381,062		—	9,381,062		100.0%	$202,398,655	100.0%	$21.58	653

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 657,819 square feet (including relets and renewals of 278,363 square feet and new leases of 379,456 square feet) have been signed and will commence during 2007. These signed leases represent approximately 81% of gross square footage expiring during 2007. Expiring square footage includes 139,022 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2007	34,729		(9,027)	25,702		0.7	705,958	0.7	27.47	20
Q3 2007	28,704		(15,255)	13,449		0.3	280,627	0.3	20.87	5
Q4 2007	364,939		(11,996)	352,943		9.0	8,976,668	8.4	25.43	6

Total 2007	428,372	(4)	(36,278)	392,094	(4)	10.0%	$9,963,253	9.4%	$25.41	31

Q1 2008	81,692		—	81,692		2.1	$2,477,869	2.3	$30.33	9
Q2 2008	58,001		(8,833)	49,168		1.3	1,290,950	1.2	26.26	8
Q3 2008	17,121		4,506	21,627		0.6	560,957	0.5	25.94	8
Q4 2008	44,829		—	44,829		1.1	1,127,998	1.1	25.16	9

Total 2008	201,643		(4,327)	197,316		5.1%	$5,457,774	5.1%	$27.66	34

2009	353,364		(31,127)	322,237		8.2	$9,148,478	8.7	$28.39	29
2010	438,241		(7,592)	430,649		11.0	12,492,854	11.8	29.01	36
2011	235,508		(17,919)	217,589		5.6	6,751,810	6.4	31.03	21
2012	144,094		10,404	154,498		3.9	4,072,924	3.9	26.36	18
2013	213,813		23,678	237,491		6.1	7,982,198	7.6	33.61	16
2014	244,747		10,775	255,522		6.5	7,367,321	7.0	28.83	6
2015	566,047		17,599	583,646		14.9	16,126,471	15.3	27.63	18
2016	116,892		—	116,892		3.0	4,091,502	3.9	35.00	9
2017 and thereafter	969,561		34,787	1,004,348		25.7	22,187,045	20.9	22.09	12

Total	3,912,282		—	3,912,282		100.0%	$105,641,630	100.0%	$27.00	230

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Excludes properties held for sale.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 59,637 square feet (including relets and renewals of 36,278 square feet and new leases of 23,359 square feet) have been signed and will commence during 2007. These signed leases represent approximately 14% of gross square footage expiring during 2007. Expiring square footage includes 11,163 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Denver Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases(2)	and Relets)(1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2007	29,410		(9,289)	20,121		1.0	402,136	1.0	19.99	14
Q3 2007	27,903		(7,760)	20,143		1.0	422,982	1.0	21.00	5
Q4 2007	14,214		(7,955)	6,259		0.3	138,231	0.3	22.09	2

Total 2007	71,527	(4)	(25,004)	46,523	(4)	2.3%	$963,349	2.3%	$20.71	21

Q1 2008	46,161		(23,079)	23,082		1.2	$543,681	1.3	$23.55	6
Q2 2008	132,980		(3,877)	129,103		6.6	3,103,345	7.3	24.04	6
Q3 2008	18,610		—	18,610		0.9	404,811	1.0	21.75	3
Q4 2008	12,700		(2,978)	9,722		0.5	224,694	0.5	23.11	4

Total 2008	210,451		(29,934)	180,517		9.2%	$4,276,531	10.1%	$23.69	19

2009	234,658		(52,720)	181,938		9.3	$3,834,633	9.1	$21.08	26
2010	204,837		13,727	218,564		11.1	4,957,169	11.7	22.68	21
2011	198,667		7,615	206,282		10.5	4,677,449	11.1	22.68	22
2012	208,202		68,236	276,438		14.1	6,459,880	15.3	23.37	16
2013	152,126		(57,190)	94,936		4.8	1,993,370	4.7	21.00	9
2014	453,752		73,210	526,962		26.8	10,955,465	25.9	20.79	6
2015	18,637		—	18,637		0.9	381,671	0.9	20.48	3
2016	64,075		—	64,075		3.3	1,101,474	2.6	17.19	3
2017 and thereafter	149,612		2,060	151,672		7.7	2,721,279	6.3	17.94	7

Total	1,966,544		—	1,966,544		100.0%	$42,322,270	100.0%	$21.52	153

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 35,639 square feet (including relets and renewals of 25,004 square feet and new leases of 10,635 square feet) have been signed and will commence during 2007. These signed leases represent approximately 50% of gross square footage expiring during 2007. Expiring square footage includes 8,554 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Miami Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
Q2 2007	125,035		(9,610)	115,425		6.8	3,108,749	5.7	26.93	31
Q3 2007	24,419		(7,119)	17,300		1.0	501,296	0.9	28.98	7
Q4 2007	47,727		(22,277)	25,450		1.5	712,968	1.3	28.01	3

Total 2007	197,181	(4)	(39,006)	158,175	(4)	9.3%	$4,323,013	7.9%	$27.33	41

Q1 2008	18,764		(1,249)	17,515		1.0	$570,373	1.0	$32.56	5
Q2 2008	29,853		(3,615)	26,238		1.6	787,423	1.4	30.01	9
Q3 2008	21,544		—	21,544		1.3	686,844	1.3	31.88	6
Q4 2008	61,354		(11,114)	50,240		2.9	1,531,815	2.7	30.49	13

Total 2008	131,515		(15,978)	115,537		6.8%	$3,576,455	6.4%	$30.96	33

2009	339,496		(7,320)	332,176		19.6	$10,218,205	18.6	$30.76	40
2010	290,434		(4,683)	285,751		16.9	9,467,806	17.2	33.13	29
2011	147,857		16,049	163,906		9.7	5,526,780	10.1	33.72	23
2012	114,265		—	114,265		6.8	4,130,011	7.5	36.14	13
2013	64,583		—	64,583		3.8	2,154,930	3.9	33.37	10
2014	39,586		6,491	46,077		2.7	1,421,086	2.6	30.84	4
2015	112,090		11,932	124,022		7.3	4,191,387	7.6	33.80	5
2016	131,765		—	131,765		7.8	4,797,501	8.7	36.41	7
2017 and thereafter	123,108		32,515	155,623		9.3	5,149,881	9.5	33.09	8

Total	1,691,880		—	1,691,880		100.0%	$54,957,055	100.0%	$32.48	213

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 90,741 square feet (including relets and renewals of 39,006 square feet and new leases of 51,735 square feet) have been signed and will commence during 2007. These signed leases represent approximately 46% of gross square footage expiring during 2007. Expiring square footage includes 20,707 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases(2)	and Relets)(1)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
Q2 2007	59,190		(32,457)	26,733		2.5	751,912	2.0	28.13	4
Q3 2007	55,483		(32,206)	23,277		2.2	768,759	2.0	33.03	6
Q4 2007	58,908		(15,357)	43,551		4.0	1,451,959	3.8	33.34	9

Total 2007	173,581	(4)	(80,020)	93,561	(4)	8.7%	$2,972,630	7.8%	$31.77	19

Q1 2008	58,133		—	58,133		5.4	$1,860,863	4.9	$32.01	4
Q2 2008	35,795		—	35,795		3.3	1,219,300	3.2	34.06	7
Q3 2008	15,505		—	15,505		1.4	497,579	1.3	32.09	4
Q4 2008	56,048		—	56,048		5.2	1,798,250	4.8	32.08	6

Total 2008	165,481		—	165,481		15.3%	$5,375,992	14.2%	$32.49	21

2009	165,447		5,921	171,368		15.8	$5,787,418	15.3	$33.77	22
2010	114,819		4,845	119,664		11.1	4,104,249	10.9	34.30	19
2011	259,486		—	259,486		24.0	9,797,803	26.0	37.76	27
2012	44,795		43,897	88,692		8.2	3,120,311	8.3	35.18	8
2013	62,581		—	62,581		5.8	2,231,938	5.9	35.66	6
2014	19,295		—	19,295		1.8	619,077	1.6	32.08	2
2015	43,116		—	43,116		4.0	1,402,918	3.7	32.54	1
2016	33,533		—	33,533		3.1	1,289,588	3.4	38.46	2
2017 and thereafter	—		25,357	25,357		2.2	1,029,356	2.9	40.59	1

Total	1,082,134		—	1,082,134		100.0%	$37,731,280	100.0%	$34.87	128

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 82,101 square feet (including relets and renewals of 80,020 square feet and new leases of 2,081 square feet) have been signed and will commence during 2007. These signed leases represent approximately 47% of gross square footage expiring during 2007. Expiring square footage includes 25,127 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Office Portfolio Lease Expirations — Continuing Operations
As of March 31, 2007
Other Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2007	85,597		(34,832)	50,765		2.7	1,197,499	2.6	23.59	19
Q3 2007	31,474		(10,922)	20,552		1.1	562,578	1.2	27.37	8
Q4 2007	88,390		(64,619)	23,771		1.3	631,835	1.5	26.58	8

Total 2007	205,461	(4)	(110,373)	95,088	(4)	5.1%	$2,391,912	5.3%	$25.15	35

Q1 2008	30,734		(4,471)	26,263		1.4	$775,991	1.7	$29.55	10
Q2 2008	54,885		(24,074)	30,811		1.6	830,679	1.8	26.96	11
Q3 2008	50,076		(5,639)	44,437		2.4	1,317,505	2.9	29.65	7
Q4 2008	25,118		(16,646)	8,472		0.4	219,968	0.6	25.96	5

Total 2008	160,813		(50,830)	109,983		5.8%	$3,144,143	7.0%	$28.59	33

2009	222,314		33,868	256,182		13.7	$5,884,287	13.0	$22.97	36
2010	167,665		11,240	178,905		9.6	5,127,325	11.3	28.66	32
2011	277,378		11,012	288,390		15.4	7,063,865	15.6	24.49	28
2012	74,341		47,161	121,502		6.5	2,866,850	6.3	23.60	14
2013	578,329		41,944	620,273		33.2	13,483,025	29.8	21.74	17
2014	58,739		3,045	61,784		3.3	1,473,258	3.3	23.85	7
2015	92,494		—	92,494		4.9	2,459,248	5.4	26.59	4
2016	12,724		—	12,724		0.7	294,577	0.7	23.15	2
2017 and thereafter	20,279		12,933	33,212		1.8	1,010,541	2.3	30.43	2

Total	1,870,537		—	1,870,537		100.0%	$45,199,031	100.0%	$24.16	210

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Excludes properties held for sale.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2007 leases totaling 113,872 square feet (including relets and renewals of 110,373 square feet and new leases of 3,499 square feet) have been signed and will commence during 2007. These signed leases represent approximately 55% of gross square footage expiring during 2007. Expiring square footage includes 9,650 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Statistics
As of March 31, 2007
(dollars in thousands)
Crescent Resort Development

	For the three months ended March 31,
	2007	2006
Resort Residential Lot Sales	32	29
Resort Residential Unit Sales:
Townhome Sales	6	2
Condominium Sales	3	30
Resort Residential Equivalent Timeshare Unit Sales	7.31	1.66
Average Sales Price per Resort Residential Lot	$245	$175
Average Sales Price per Resort Residential Unit	$3,027	$1,901
Desert Mountain

	For the three months ended March 31,
	2007	2006
Resort Residential Lot Sales	0	1
Average Sales Price per Lot (1)	N/A	$1,574
Resort Residential Unit Sales	2	1
Average Sales Price per Unit (1)	$1,600	$1,786

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Resort Residential Development Property Table
As of March 31, 2007
(dollars in thousands)

Entire Project	2007 Closing and Total Pre-Sales
Proposed
Average	Average
Crescent’s	Anticipated	Planned	Under	Under	Physical	Sales Price	Sales Price	Closed	Pre-Sold
Preferred	Year of	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Closed	Pre-Sold	Average	Average
Return/Economic	Product	Final	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres	Acres (4)	Price	Price
Desert Mountain Development Corporation(5)
Desert Mountain (6)	Scottsdale, AZ	93%	SF, SH, TH B	2010	2,491	2,417	74	(7)	—	—	40	749	2,622	—
Custom Lots	—	—	—	—
Homes	2	4	1,600	1,507

Crescent Resort Development Inc.(5)
Tahoe Mountain Resorts
Northstar Village
Big Horn and Catamount	Lake Tahoe, CA	13%/57%	CO S	2008	113	23	90	90	95%	—	1,847	1,324	2	45	1,686	1,268
Identified Future Projects	Lake Tahoe, CA	13%/28-57%	TH S, TS S	2015	135	—	135	—	—	—	—	3,272	—	—	—	—
Northstar Highlands
Northstar Trailside Townhomes	Lake Tahoe, CA	13%/57%	TH S	2008	16	—	16	6	55%	—	—	3,718	—	6	—	3,246
Northstar Ritz Condos	Lake Tahoe, CA	13%/71%	CO S	2010	84	—	84	23	15%	—	—	4,362	—	12	—	3,590
Highlands Acreage	Lake Tahoe, CA	13%/71%	ACR	2007	4.8	—	4.8	—	—	4.8	—	4,688	—	4.8	—	4,688
Identified Future Projects	Lake Tahoe, CA	13%/57%	CO, TH, TSS	2020	1,272	—	1,272	—	—	—	—	2,680	—	—	—	—
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	TH B	2009	19	15	4	—	—	4	1,428	938	—	—	—	—
Fractional Units (8)	Lake Tahoe, CA	13%/71%	TS S	2014	146.00	44.35	101.65	—	—	39.00	1,941	2,182	2.24	1.29	2,311	2,255
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SF B	2008	377	265	112	—	—	112	314	439	8	5	325	386
Units	Lake Tahoe, CA	13%/71%	CO B	2009	170	—	170	—	—	—	—	412	—	—	—	—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	TH P	2007	23	21	2	—	—	2	757	1,107	—	—	—	—
Brownstones (Phase I)	Denver, CO	12%/64%	TH P	2007	16	16	—	—	—	—	1,627	—	2	—	1,505	—
Delgany	Denver, CO	12%/64%	CO P	2007	42	39	3	—	—	3	679	816	1	1	915	700
One Riverfront	Denver, CO	12%/59%	CO P	2008	50	—	50	50	95%	—	—	843	—	27	—	764
The Park at One Riverfront	Denver, CO	12%/59%	CO, TH P	2009	18	—	18	—	—	—	—	1,070	—	9	—	—
Identified Future Projects	Denver, CO	12%/59-64%	TH, CO B	2011	310	—	310	—	—	—	—	736	—	—	—	—
Downtown Acreage	Denver, CO	12%/64%	ACR	2009	6.76	—	6.76	—	—	6.76	—	4,350	—	—	—	—

Mountain and Other Development
Eagle Ranch	Eagle, CO	12%/76%	SF P	2008	1,398	1,211	187	65	10%	122	91	158	13	65	280	86
Main Street Station Vacation Club (9)	Breckenridge, CO	12%/30%	TS S	2009	42.00	31.37	10.60	—	—	10.60	1,223	1,043	0.37	0.28	1,445	1,306
Riverbend	Charlotte, NC	12%/68%	SF P	2010	659	497	162	132	15%	30	31	39	6	46	36	37
Three Peaks	Silverthorne, CO	12%/49%	SF S	2007	325	317	8	—	—	8	219	293	5	7	274	303
Village Walk	Beaver Creek, CO	12%/58%	TH S	2007	26	9	17	17	90%	—	5,433	5,291	4	17	4,842	5,291
The Residences at Park Hyatt Beaver Creek (9)	Beaver Creek, CO	N/A/91%	TS S	2008	15.00	7.90	7.10	—	—	7.10	3,990	3,537	4.70	1.00	3,618	3,828
Beaver Creek Landing	Beaver Creek, CO	12%/59%	CO B	2007	52	—	52	52	80%	—	—	1,250	—	52	—	1,250
Westin Riverfront Village	Beaver Creek, CO	12%/27%	CO, TH B	2010	311	—	311	210	25%	—	—	1,112	—	88	—	848
Manor Vail	Vail, CO	12%/64%	CO S	2008	17	—	17	17	5%	—	—	7,394	—	6	—	6,706
Identified Future Projects	Colorado	12%/30%	CO S	2009	64	—	64	—	—	—	—	844	—	—	—	—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SF P	2007	497	482	15	—	—	15	35	44	5	—	44	—

Crescent Plaza Residential
The Residences at the Ritz-Carlton (Phase I)	Dallas, TX	100%	CO	2007	70	—	70	70	80%	—	—	1,898	—	67	—	1,850
The Tower Residences and Regency Row (Phase II)	Dallas, TX	100%	CO, TH P	2009	100	—	100	—	—	—	—	1,579	(10)	—	65	—	1,392

(1)	Crescent receives its invested capital plus a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage. Some projects listed assume an equity partner will participate.

(2)	SF (Single-Family Lot); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Unit); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to March 31, 2007 or under contract as of April 23, 2007. The Tower Residences and Regency Row include 41 reservations for which contracts have not been executed. Pre-sales for Northstar Ritz Condos are reservations with 10% deposits.

(5)	Properties are held for sale.

(6)	Average Sales Price includes golf membership, which as of March 31, 2007 is $0.3 million.

(7)	As of March 31, 2007 there were 57 units and 17 lots either in inventory or planned for development.

(8)	Selling 17 shares per unit.

(9)	Selling 20 shares per unit.

(10)	Proposed Average Sales Price for The Tower Residences and Regency Row excludes the four Regency Row townhomes which are expected to have an Average Sales Price of $6 to $8 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Resort Residential Development Net Equity Book Value by Project
As of March 31, 2007
(dollars in thousands)
Crescent Resort Development, Inc.

					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments
Assets	$479,600	$103,700	$186,500	$769,800	$252,300	$167,300	$1,189,400

Property Level Financing	(101,900)	(36,900)	(35,100)	(173,900)	(16,000)	(49,200)	(239,100)

Other Liabilities	(62,600)	(9,500)	(66,100)	(138,200)	(89,500)	(71,300)	(299,000)

Minority Interest	(500)	(2,100)	(10,500)	(13,100)	(18,000)	(800)	(31,900)

Net Equity Book Value	$314,600	$55,200	$74,800	$444,600	$128,800	$46,000	$619,400

Club and Operating Assets, net (2)	$74,900	$4,800	$—	$79,700	$89,100	$16,200	$185,000
Net Equity in Development Real Estate	$239,700	$50,400	$74,800	$364,900	$39,700	$29,800	$434,400

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, goodwill, intangible assets, net of accumulated depreciation and amortization, and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

PROTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Resort/Hotel Segment
As of March 31, 2007
PROPERTY TABLE (1)

					For the three months ended March 31,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2007	2006	2007	2006	2007	2006
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	83%	87%	$812	$777	$667	$644	48	% (3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001/2006	190		80%	73%	$650	$530	$518	$387	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		65	65	249	239	162	155	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		58	64	458	422	266	270	100%

Total/Weighted Average			478		70%	69%	$453	$408	$317	$281

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		65%	71%	$145	$125	$94	$89	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		69	77	131	129	90	100	100%
Omni Austin Hotel (4)	Austin, TX	1986	375		84	83	170	153	143	127	100%

Total/Weighted Average			1,376		71%	76%	$150	$135	$107	$103

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,854		71%	74%	$230	$211	$163	$156

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the Properties. Properties are held for sale and are under contract for sale.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended March 31,
			Percentage/
			Point
	2007	2006	Change
Luxury Resorts and Spas:
Same-Store NOI (in thousands)(5)	$5,462	$5,938	(8)%
Weighted Average Occupancy	70%	69%	1	pt
Average Daily Rate	$453	$408	11%
Revenue per Available Room/Guest Night	$317	$281	13%
Number of Properties	3	3

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$5,221	$5,061	3%
Weighted Average Occupancy	71%	76%	(5)	pt
Average Daily Rate	$150	$135	11%
Revenue per Available Room/Guest Night	$107	$103	4%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:
Same-Store NOI (in thousands)(5)	$10,683	$10,999	(3)%
Weighted Average Occupancy	71%	74%	(3)	pt
Average Daily Rate	$230	$211	9%
Revenue per Available Room/Guest Night	$163	$156	4%
Number of Properties	6	6

(5)	The decrease in same-store NOI at the Luxury Resorts and Spas is primarily related to the Park Hyatt Beaver Creek Resort and Spa’s conversion of 85 rooms into additional space in the Allegria Spa and 15 fractional units for sale in our Resort Residential Development segment.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

PROTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Temperature-Controlled Logistics Properties
As of March 31,2007

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	5	13.8	0.5
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	7	29.5	1.0
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	9	61.8	2.1
Idaho	2	18.7	0.8
Illinois	3	21.7	0.6
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	4	15.1	0.5
Ohio	2	8.9	0.4
Oklahoma	1	1.4	0.1
Oregon	5	35.6	1.5
Pennsylvania	3	39.0	1.1
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	3	16.5	0.5
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	92	497.8	19.0

(1)	As of March 31, 2007, the Company held a 31.72% interest in AmeriCold Realty Trust which operates 105 facilities, of which 91 are wholly owned, one is partially owned and 13 are managed for outside owners.

	Average Occupancy for all Owned Facilities
	2007	2006
Quarter Ended March 31, 2007	73%	78%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

PROTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Mezzanic Investments
As of March 31, 2007
(dollars in thousands)

						Weighted Average
						Yield During
Type of Investment	Date of Transaction	Remaining Term (mos)	Loan Extensions (1)	Quarter End Balance		Quarter	Current Yield (2)	Fixed/Variable
New Investments Wholly Owned
Dallas Office Investment	6/9/2005	3	Three 1-year	12,000		13.82%	13.82%	Variable

Dallas Office Investment	8/31/2005	41	N/A	7,660		11.04%	11.04%	Fixed

California Luxury Hotel Investment	11/16/2005	7	Five 1-year	15,000		16.32%	16.32%	Variable

Southeastern U.S. Office Investment	12/30/2005	6	Three 1-year	20,700		12.23%	12.23%	Variable

Florida Hotel Portfolio Investment	1/20/2006	21	Two 1-year	15,000		13.32%	13.32%	Variable

California Ski Resort	4/12/2006	23	Two 1-year	19,623	(3)	9.82%	9.82%	Variable

New York City Residential	5/8/2006	7	Two 1-year	22,249	(4)	18.15%	18.15%	Variable

California Residential	12/28/2006	9	One 6-month	9,775		17.00%	17.00%	Fixed

				122,007		14.08%	14.02%

Joint Ventured (5)
Caribbean Resort Investment	12/19/2005	18	Two 1-year	18,824		10.13%	10.13%	Variable

California Luxury Hotel Investment	2/14/2006	7	Five 1-year	25,000		12.57%	12.57%	Variable

Caribbean Resort Investment	9/11/2006	18	Two 1-year	19,617		9.36%	9.35%	Variable

				63,441		10.85%	10.85%

(1)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement

(2)	Yields are as of May 7, 2007.

(3)	In the quarter ending March 31, 2007, we received $0.4 million in proceeds from the sale of certain land parcels at the property securing our loan.

(4)	In the quarter ending March 31, 2007, we recorded an impairment of $1.9 million associated with this mezzanine note. This mezzanine loan was sold to a third party for proceeds of $22.3 million including accrued interest

(5)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 million in equity. The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of March 31, 2007 were $9.7 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007

Equity Research coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	David Cohen
804.782.8784	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Sri Nagarajan
Jeff Langbaum	Mitch Germain
212.272.8046	212.428.2360
212.272.4201	212.428.2364

Merrill Lynch	Citigroup
Steve Sakwa	Jonathan Litt
Chris Pike	Michael Bilerman
212.449.0335	Steven Benyik
212.449.1153	212.816.0231
212.816.1383
Greenstreet Advisors	212.816.6445
Cedrik Lachance
949.640.8780

Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060
Jane E. Mody		Jeremy Sweek
Managing Director		Investor and Media
Chief Financial Officer		Relations Senior Manager
Phone: 817.321.1086		Phone: 817.321.1464
Fax: 817.321.2060		Fax: 817.321.2060
Jmody@crescent.com		Jsweek@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2007